Registration No. 333-30306

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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                         POST-EFFECTIVE AMENDMENT NO. 1

                                       TO

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                                    FORM S-8
                          REGISTRATION STATEMENT UNDER
                           THE SECURITIES ACT OF 1933

                             THOMAS INDUSTRIES INC.
             (Exact Name of Registrant as Specified in its Charter)

                               DELAWARE 61-0505332
                (State or Other Jurisdiction of (I.R.S. Employer
               Incorporation or Organization) Identification No.)

                              4360 BROWNSBORO ROAD
                                    SUITE 300
                           LOUISVILLE, KENTUCKY 40207
                    (Address of Principal Executive Offices)

                       GENLYTE THOMAS CONSOLIDATED THRIFT
                   SAVINGS PLAN FOR HOURLY LIGHTING EMPLOYEES
                            (Full Title of the Plan)

            PHILLIP J. STUECKER                           Telephone number,
                SECRETARY,                              including area code,
       VICE PRESIDENT OF FINANCE AND                    of agent for service:
          CHIEF FINANCIAL OFFICER                          (502) 893-4600
          THOMAS INDUSTRIES INC.
           4360 BROWNSBORO ROAD
                 SUITE 300
        LOUISVILLE, KENTUCKY  40207
  (Name and Address of Agent For Service)





Withdrawing the Registration Statement of the Registrant pursuant to Rule
478(c).





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                      WITHDRAWAL OF REGISTRATION STATEMENT
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         This Post-Effective Amendment No. 1 is being filed for the purpose of withdrawing the Registration statement in accordance with Rule 478(c) under the Securities Act of 1933.



                                    SIGNATURE
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         Pursuant to the requirements of the Securities Act of 1933 and provisions of Rule 478(c) of the Securities and Exchange Commission promulgated thereunder, the Registrant has duly caused this amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Louisville, Commonwealth of Kentucky, on December 15, 2004.



                                              THOMAS INDUSTRIES INC.

                                              /s/ Phillip J. Stuecker
                                              ----------------------------------
                                              Phillip J. Stuecker